Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of First Community Bancshares, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:
     (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated this 5th day of August, 2005.

First Community Bancshares, Inc.

/s/ John M. Mendez

John M. Mendez
Chief Executive Officer

/s/ Robert L. Schumacher

Robert L. Schumacher
Chief Financial Officer